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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-49684 of Metromedia Fiber Network, Inc. on Form S-4 of our report with respect to AboveNet Communications, Inc. dated July 28, 1999 (September 8, 1999 as to Note 17), appearing in the Prospectus which is part of this Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP


San Jose, California
January 10, 2001